UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2015

CRYOPORT, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-34632	88-0313393
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20382 Barents Sea Circle, Lake Forest, California 92630
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 470-2300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 19, 2015, Cryoport, Inc. (the “Registrant”) entered into definitive agreements for a private placement of its securities to an accredited investor (the “Investor”) for aggregate gross proceeds of $50,000 (approximately $42,000 after estimated cash offering expenses) pursuant to a Subscription Agreement between the Registrant and the Investor (the “Subscription Agreement”). The Registrant intends to use the net proceeds for working capital purposes.

Pursuant to the Subscription Agreement, the Registrant issued shares of a newly established Class B Preferred Stock and warrants to purchase common stock of the Registrant (“Common Stock”). The shares and warrants were issued as a unit (a “Unit”) consisting of (i) one share of Class B Preferred Stock of the Registrant (“Preferred Stock”) and (ii) one warrant to purchase eight (8) shares of Common Stock at an exercise price of $0.50 per share, which shall be immediately exercisable and may be exercised at any time on or before May 31, 2020. A total of 4,167 Units were issued in exchange for gross proceeds of $50,000 or $12.00 per Unit.

Emergent Financial Group, Inc. served as the Registrant’s placement agent in this transaction and received, with respect to gross proceeds received from the Investor, a commission of 10% and a non-accountable finance fee of 3% of the aggregate gross proceeds received from such Investor, plus reimbursement of legal expenses of up to $5,000. Emergent Financial Group, Inc. will also be issued a warrant to purchase three shares of Common Stock at an exercise price of $0.50 per share for each Unit issued in this transaction.

The foregoing summary of the terms and conditions of the Subscription Agreement and the warrants does not purport to be complete and is qualified in its entirety by reference to the full text of each of the aforementioned documents, which are filed as Exhibits 10.1 and 4.1 attached hereto.

The information set forth in Item 2.03 and 3.02 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 17, 2015, the Registrant issued to an accredited investor (the “Note Investor”) a 2014 Series Secured Promissory Note in the aggregate original principal amount of $50,000 (the “Note”). The Note accrues interest at a rate of 7% per annum. All principal and interest under the Note will be due on July 1, 2015. The Registrant may elect to extend the maturity date of the Note to January 1, 2016 by providing written notice to the Note Investor and a warrant to purchase a number of shares of common stock of the Registrant equal to (a) the then outstanding principal balance of the Note, divided by (b) $0.50 multiplied by 125%. The Registrant may prepay the Note at any time without penalty.

The Note is secured by all tangible assets of the Registrant pursuant to the terms of that certain Security Agreement dated December 3, 2014 between the Registrant and the Note Investor (the “Security Agreement”). The Registrant is obligated to keep the collateral and all of its other personal property and assets free and clear of all security interests, except for certain limited exceptions.

The foregoing summary of the terms and conditions of the Note and the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of each of the aforementioned documents, which were filed as Exhibits 10.2 and 10.3 to Form 8-K filed December 9, 2014 (Commission file No. 001-34632).

Item 3.02 Recent Sale of Unregistered Securities.

The information set forth in Item 2.03 is incorporated herein by reference.

The sale and issuance of the Note and the Units was completed in accordance with the exemption provided by Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), and/or Section 4(2) of the Securities Act, in that such sale and issuance was made without any public offering to “accredited investors,” as that term is defined under Rule 501 of Regulation D of the Securities Act.

In connection with the issuance of the Note, the Registrant issued to the Note Investor warrants to purchase 125,000 shares of common stock at an exercise price of $0.50 per share. The warrants are exercisable on May 31, 2015 and expire on November 30, 2021.

The Registrant did not pay any discounts or commissions with respect to the issuance of the Note or the warrants.

The foregoing summary of the terms and conditions of the warrants does not purport to be complete and is qualified in its entirety by reference to the full text of each of the aforementioned warrant, which was filed as Exhibit 4.1 to Form 8-K filed December 9, 2014 (Commission file No. 001-34632).

Item 3.03 Material Modification to Rights of Security Holders

On February 18, 2015, the Registrant submitted for filing with the Secretary of State of the State of Nevada a Certificate of Designation (the “Certificate of Designation”) designating 400,000 shares of the Registrant’s previously authorized preferred stock, par value $0.001, as Class B Preferred Stock.

The rights, preferences, and privileges of the Preferred Stock are summarized as follows:

•	Dividends shall accrue on shares of Preferred Stock at the rate of $0.96 per annum. Such dividends shall accrue day-to-day, shall be cumulative, and shall be payable on when, as, and if declared by the Board of Directors of the Registrant.

•	In the event of any voluntary or involuntary liquidation, dissolution, or winding up of the Registrant, holders of Preferred Stock then outstanding shall be entitled to receive a preference payment equal to $12.00 per share (subject to appropriate adjustment in the event of a stock dividend, split, combination, or other similar recapitalization) plus any accrued dividends, but unpaid thereon, whether or not declared, together with any other dividends declared but unpaid thereon.

•	Shares of Preferred Stock shall vote together with the common stock on an as-converted basis.

•	At any time, shares of Preferred Stock shall be convertible into thirty shares of Common Stock. In addition, accrued but unpaid dividends on the Preferred Stock will also be convertible into Common Stock at the rate of one share for each $0.40 of dividend. Such conversion is subject to adjustment in the event of any stock split or combination, certain dividends and distributions, and any reorganization, recapitalization, reclassification, consolidation, or merger involving the Registrant.

•	Shares of Preferred Stock shall automatically convert upon the closing of a public offering including Common Stock of the Registrant resulting in at least $5,000,000 in gross cash proceeds to the Registrant into shares (or units, if applicable) of the securities issued in such public offering at eighty percent (80%) of the price per share (or unit, if applicable) of the securities issued by the Registrant in such offering (i.e., a twenty percent (20%) discount).

•	Shares of the Preferred Stock shall be subject to redemption by the Registrant at any time on or after January 15, 2017, upon payment of $12.00 per share (subject to appropriate adjustment in the event of a stock dividend, split, combination, or other similar recapitalization) plus all accrued but unpaid dividends thereon.

The foregoing description of the terms of the Preferred Stock is qualified in its entirety by the provisions of the Certificate of Designation filed as Exhibit 3.1 attached hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 18, 2015, the Registrant filed the Certificate of Designation with the Secretary of State of the State of Nevada to authorize the designation and issuance of 400,000 shares of Preferred Stock. The Certificate of Designation is attached hereto as Exhibit 3.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.  The following material is filed as an exhibit to this Current Report on Form 8-K:

Exhibit

Number

3.1	Certificate of Designation

4.1	Form of Warrant issued in connection with the Class B private placement.

4.2	Form of Warrant issued with the 2014 Series Secured Promissory Notes (incorporated by reference to Exhibit 4.1 to Form 8-K filed December 9, 2014 (Commission file No. 001-34632)).

10.1	Form of Subscription Agreement in connection with the Class B private placement.

10.2	Form of 2014 Series Secured Promissory Note (incorporated by reference to Exhibit 10.2 to Form 8-K filed December 9, 2014 (Commission file No. 001-34632)).

10.3	Security Agreement dated December 3, 2014 between Cryoport and the holders of the 2014 Series Secured Promissory Notes (incorporated by reference to Exhibit 10.3 to Form 8-K filed December 9, 2014 (Commission file No. 001-34632)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRYOPORT, INC.

Date: February 20, 2015	By:	/s/ Robert Stefanovich
Robert Stefanovich
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

3.1	Certificate of Designation
4.1	Form of Warrant in connection with the Class B private placement.
4.2	Form of Warrant issued with the 2014 Series Secured Promissory Notes (incorporated by reference to Exhibit 4.1 to Form 8-K filed December 9, 2014 (Commission file No. 001-34632).
10.1	Form of Subscription Agreement in connection with the Class B private placement.
10.2	Form of 2014 Series Secured Promissory Note (incorporated by reference to Exhibit 10.2 to Form 8-K filed December 9, 2014 (Commission file No. 001-34632).
10.3	Security Agreement dated December 3, 2014 between Cryoport and the holders of the 2014 Series Secured Promissory Notes (incorporated by reference to Exhibit 10.3 to Form 8-K filed December 9, 2014 (Commission file No. 001-34632).